Item 77I

A description of the Class 3 shares of the Strategic Multi-Asset Portfolio is included in Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of Anchor Series Trust
(File No. 2-86188), which became effective on August 19, 2016. Post-Effective Amendment No. 70 was filed on
August 19, 2016 pursuant to Rule 485(b) of the Securities
Act of 1933, as amended, and is incorporated herein by reference (SEC Accession No. 0001193125-16-686547).